Exhibit (23)(a)








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                       [Letterhead of Arthur Anderson LLP]





                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement # 333-64093 of our report dated January 30, 1998, included in Santa Barbara Bancorp's Form 10-K for the year ended December 31, 1997, and to all references to our Firm included in this registration statement.





                                                         /s/ Arthur Anderson LLP
                                                         -----------------------
                                                         ARTHUR ANDERSEN LLP


Los Angeles, California
November 2, 1998